SECURITIES AND EXCHANGE COMMISSION
                             Washington, D. C. 20549

                                    FORM 8-K


                                 CURRENT REPORT



                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934



                Date of Report (Date of earliest event reported)
                                November 26, 1999



                       EAST TEXAS FINANCIAL SERVICES, INC.
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             (Exact name of Registrant as specified in its Charter)



    Delaware                      0-24848                         75-2559089
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 (State or other            (Commission File No.)               (IRS Employer
 jurisdiction of                                                 Identification
 incorporation                                                      Number)



1200 South Beckham Avenue, Tyler, Texas                           75701-3319
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(Address of principal executive offices)                          (Zip Code)



Registrant's telephone number, including area code:             (903) 593-1767
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                                       N/A
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          (Former name or former address, if changed since last report)

Item 5. Other Events
--------------------

        On November 26, 1999, the Registrant issued for publication the press release attached as Exhibit "99" announcing the completion of a stock repurchase program.

Item 7. Financial Statements and Exhibits
-----------------------------------------

        The Exhibits referred to in Item 5 of this Report and listed on the accompanying Exhibit Index are filed as part of this Report and is incorporated herein by reference.

Exhibit                                                             Sequential
Number                        Description                           Page No.
------                        -----------                           --------

99       Press release, published on November 26, 1999.               6

                                   SIGNATURES


         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned thereunto duly authorized.

                                             EAST TEXAS FINANCIAL SERVICES, INC.



Date:  November 26, 1999                 By: /s/ Gerald W. Free
                                             -----------------------------------
                                                 Gerald W. Free
                                                 Vice Chairman/President/CEO